                                                                    EXHIBIT 10.4


                  PLEDGE AND ASSIGNMENT OF NOTE AND COLLATERAL

                  THIS PLEDGE AND ASSIGNMENT OF NOTE AND COLLATERAL (this "AGREEMENT") is made and entered into as of this 6th day of June, 2000, by and between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, formerly known as NationsCredit Commercial Corporation, as agent for the Lenders referred to below (the "AGENT").

                                   WITNESSETH:

                  WHEREAS, the Company, certain Lenders (the "LENDERS") and the Agent are parties to an Amended and Restated Credit Agreement, dated as of May 26, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein); and

                  WHEREAS, the Company is the owner or holder of the promissory note(s), security agreement(s), guaranties and other documents described on
Schedule 1 attached hereto (such documents, together with any extensions, renewals, modifications, supplements or replacements thereof or therefor, all certificates, instruments or other documents which may be now or hereafter existing with respect thereto and all accounts, contract rights or general intangibles of the Company which may now or hereafter arise therefrom or exist with respect thereto are hereinafter called the "ASSIGNED DOCUMENTS"); and

                  WHEREAS, in order to induce the Lenders to advance to the Company a $900,000 short-term bridge loan under the Credit Agreement, the Pledgor has agreed to grant a continuing security interest in and to the Assigned Documents to secure such loan and the Bridge Loan Note issued with respect thereto;

                  NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual agreements, warranties and representations herein made, and for other good and valuable consideration, all of which the Company acknowledges constitutes sufficient consideration and value received by the Company at the time of or before the Company's execution and delivery hereof, the Company does hereby covenant and agree as follows:

                  1. CONVEYANCE. (a) Subject to the terms and conditions of this Agreement, the Company does hereby grant and convey unto the Agent a present and continuing lien upon, security interest in and security title to, and does hereby grant, bargain, convey, sell, transfer, pledge, assign and deliver unto the Agent, for the benefit of the Agent and the Lenders, all of the Company's rights, titles, options, privileges and interests in, to and under: (i) the Assigned Documents; (ii) any and all collateral for the Assigned Documents; and (iii) any and all income, revenues, payments, profits, accounts, contract rights and benefits from, under and in connection with the Assigned Documents or any collateral therefor, whether now or hereafter due or arising, together with any and all monies, proceeds and distributions of every kind and description now or hereafter due or payable with respect thereto or on account thereof, including, without limitation, any and all payments of principal or interest now or hereafter due and payable under any of the Assigned Documents, all of which are hereinafter collectively called the "PAYMENTS". All of the Company's rights, titles, options, privileges and interests in, to and under the Assigned Documents, any collateral therefor, and the Payments are hereinafter sometimes collectively called the "COLLATERAL". This instrument is made and intended to secure the full, prompt and complete payment of the Bridge Loan and any and all other indebtedness, obligations and liabilities of the Company to the Agent or the Lenders now or hereafter arising under this Agreement or the Bridge Loan Note issued pursuant to the Credit Agreement, or any renewal or renewals, extension or extensions, or modification or modifications of, or any substitution or substitutions for, any of the foregoing. The indebtedness, obligations and liabilities which this instrument is given to secure are hereinafter sometimes collectively called the "INDEBTEDNESS".

                  2. POWER OF ATTORNEY. The Company does hereby authorize and empower the Agent, whether before or after an Event of Default and without notice to or demand upon the Company, and does hereby irrevocably and duly constitute the Agent as the Company's attorney-in-fact, to receive any and all of the Payments, to demand and to collect any and all of the Payments by such means and taking such actions as the Agent shall deem necessary, and to act in all other ways with respect to the Collateral for the Company and in the Company's place and stead, including the power to: agree to the modification, amendment, compromise, extension or release of any of the Collateral or any person obligated thereunder; perform any obligation of the Company hereunder; send any Collateral to any person, entity or agent for collection, sale, redemption or substitution without liability for loss in transit or for any act or default of the person, entity or agent to whom such Collateral may be sent; exercise any right, remedy, power or privilege of the holder of the Collateral; and endorse any check or other instrument evidencing payment of any of the Payments. The Agent shall have the right, as attorney-in-fact for the Company, but not the obligation, to take any action hereby authorized, in the name of the Company or in the Agent's own name, and to exercise any and all of the Company's rights and remedies, whether available at law or in equity or otherwise, with respect to any of the Collateral, all without releasing, impairing, affecting or lessening the liability of the Company. The foregoing appointment of the Agent as attorney-in-fact for the Company is coupled with an interest, cannot be revoked by bankruptcy, insolvency, incompetency, death, dissolution or otherwise, and shall not terminate until the Indebtedness has been paid and satisfied in full.

                  3. PAYMENTS PAYABLE TO THE AGENT. The Company shall direct, instruct, demand and cause Marshall B. Hunt and Hunt Family Investments, L.L.L.P. (collectively, the

"MAKER") and each and every other person, partnership, corporation, limited liability company, association and other entity or organization now or hereafter owing any of the Payments to pay any and all amounts so owed promptly and directly to the Agent. The Company hereby represents and warrants that all payments so made shall have the same effect in satisfaction of obligations owed to the Company as if made directly to the Company, and the Company shall not question or otherwise contest any such payment authorized hereby. The Company agrees that the Agent shall apply any and all such payments to the Indebtedness in such manner as the Agent deems appropriate.

                  4. NOTIFICATION OF OBLIGATIONS. Upon or prior to the execution hereof, the Company shall deliver to the Agent the originals of the Assigned Documents, duly endorsed by the Company to the Agent if necessary to facilitate collection or enforcement, and the Company shall notify Maker and any other party or parties obligated on any of the Assigned Documents of the content and existence of this Agreement and of the agreements and obligations of the Company with respect to payment of the Payments as set forth in paragraphs 2 and 3 hereof. Any and all notices, consents and agreements required hereunder shall be in such form and substance as the Agent may approve.

                  5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants that: (i) the Company is the owner and holder of all the Collateral free and clear of any and all liens, security interests or other encumbrances of any nature whatsoever, except for encumbrances granted hereunder in favor of the Agent and the Lenders; (ii) the Company has the lawful right, power and authority to execute this Agreement and to pledge, assign and convey to the Agent the Collateral in accordance herewith;
(iii) the lien, security interest and security title of the Agent hereunder in and to the Collateral hereunder is the first and only lien, security interest or security title encumbering the same; (iv) each of the Assigned Documents is the valid and legally binding obligation of the Maker, the guarantors or other parties thereof, and the material terms thereof are enforceable in accordance with their terms, except as such enforceability may be limited by general principles of equity or by any applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally; and (v) each of the Assigned Documents is and will be genuine and free from forgery, counterfeit, and all adverse liens, claims, prepayments, and defenses.

                  6. COVENANTS OF THE COMPANY. (i) The Company will promptly pay or cause to be paid and discharge all taxes and assessments levied or imposed upon, or assessed against, the Collateral, and any and all liens which may attach to the Collateral; (ii) the Company will fully and completely perform all of the duties and obligations of the holder or the Agent of the Assigned Documents and do all acts otherwise necessary to maintain and preserve the Payments, it being expressly understood and agreed that the Agent neither undertakes nor assumes any of said duties or obligations in connection with the Collateral; (iii) the Company shall not further transfer, assign or convey the Collateral or any portion thereof or any interest


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

therein; and (iv) the Company shall not amend, terminate, waive, supplement or release any of the Collateral (or any terms thereof) without the prior written consent of the Agent.

                  7. EVENTS OF DEFAULT. The following shall constitute events of default ("EVENTS OF DEFAULT") by the Company hereunder:

                           (a) Breach of Covenant. If the Company should violate or breach, or should fail fully and completely to observe, perform, satisfy or comply with, any of the terms, covenants or conditions set forth in this Agreement; or

                           (b) Credit Agreement. If any Event of Default under (and as such term is defined in) the Credit Agreement shall exist.

                  8. REMEDIES AND POWER OF SALE. If any Event of Default shall exist, at the Agent's option and election, without demand or notice of any kind, the Agent may do any one or more of the following:

                           (a) Acceleration of Indebtedness. The Agent may declare all or any portion of the Indebtedness to be immediately due and payable, whereupon the same shall be and shall become due and payable immediately, without presentment, demand, notice of demand, notice for payment, notice of dishonor, protest or notice of any kind, all of which are expressly waived by the Company.

                           (b) Payments. The Agent may pay any sum or sums deemed necessary or appropriate by the Agent to protect the Collateral or any part thereof or the Agent's interest therein. Any such sum or sums paid or incurred by the Agent shall become a part of the Indebtedness, shall be payable on demand, and shall bear interest at the lesser of (i) the highest rate of interest payable on any of the Indebtedness, or (ii) the highest rate permissible under applicable law, from the date incurred until reimbursed by the Company.

                           (c) Other Remedies. The Agent may exercise all rights and remedies contained in the Credit Agreement or in any of the other Financing Documents.

                           (d) UCC Remedies. The Agent may exercise any or all of the rights accruing to a secured party under this Agreement, the Georgia Uniform Commercial Code and any other applicable law. Any notice required to be given by the Agent of a public or private sale or other disposition of the Collateral, or any other intended action by the Agent, if given at least ten (10) days prior to such proposed action, shall constitute reasonable and fair notice to the Company of any such action. The Agent shall have, without limiting the generality of the foregoing or any other of its rights and remedies, the right (but not the obligation) to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process, and full power and authority to sell, assign, transfer or deliver the whole of the Collateral, or any part thereof, in such order as the Agent may elect, at public or private sale or sales in accordance with the Georgia Uniform Commercial Code, or other applicable law or agreement, and the Agent shall also have the right (but not the obligation) to collect any and all Payments due under the Assigned Documents. At any sale of the Collateral, the Agent may, if it be the highest bidder, purchase any or all of the Collateral so sold, and may apply any unpaid Indebtedness on account of or in full satisfaction of the purchase price. The Company hereby constitutes and appoints the Agent as the Company's attorney-in-fact to sign and execute any transfer, conveyance, instrument or other writing, in the name of the Company or in the Agent's own name, and to do or cause to be done any other act, which may be necessary for the purposes herein, and the Company hereby ratifies and confirms all of the acts and doings of the Agent as its attorney-in-fact hereunder. The Agent's powers as attorney-in-fact hereunder are coupled with an interest, cannot be revoked by bankruptcy, insolvency, incompetency, death, dissolution or otherwise, and shall not be exhausted until the Indebtedness has been paid and satisfied in full. The proceeds of any collection or any sale by the Agent hereunder of any of the Collateral shall be applied, first, to the actual and reasonable costs and expenses of the collection or sale and of all proceedings in connection therewith, including attorneys' fees (but not to exceed actual attorneys' fees incurred), if applicable, then to the payment of the Indebtedness, and the remainder, if any, shall be paid as provided by law. If the proceeds of any such collection or sale are not sufficient to pay the Indebtedness in full, the Agent shall determine, at the Agent's option and in the Agent's discretion, the portions of the Indebtedness to which the proceeds (after deducting therefrom the costs and expenses of the collection or sale and all proceedings in connection therewith) shall be applied and in what order the proceeds shall be so applied. The Company shall be liable to the Agent and the Lenders for any deficiency.

                  All of the foregoing rights and remedies are cumulative of and in addition to, and not restrictive of, any right or remedy otherwise provided for herein or provided for by statute, or now or hereafter existing at law or in equity, and the Agent may, at the Agent's election and at the Agent's sole discretion, exercise each and every such right and remedy concurrently or separately.

                  9. LIABILITY OF THE AGENT. The Agent shall not be liable to the Company for a failure to collect any part or all of the Payments, and the Agent may be required to account for only such sums as the Agent actually collects. The Agent shall be under no duty or obligation whatsoever to (and the Company waives any right it may have to require the Agent to) make or


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

give any presentments, demands, notices of demand, notices for payment, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any kind in connection with any Collateral. Upon the transfer of all or any part of the Indebtedness, the Agent may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of the Agent hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred the Agent shall retain all rights and powers herein given.

                  10.      CONCERNING THE AGENT.

                  The provisions of Article IX of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                           (a) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                           (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

                  11.      APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).


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

                  12.      TERMINATION OF SECURITY INTERESTS; RELEASE OF
COLLATERAL.

                  Upon the repayment in full of all Indebtedness secured hereby (other than contingent indemnity or similar claims not yet asserted), the security interests granted hereunder shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the security interests granted hereunder, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of such security interests or release of Collateral, the Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the security interests or the release of such Collateral, as the case may be.

                  13. NOTICES. All notices, communications and distributions hereunder shall be given in accordance with Section 10.03 of the Credit Agreement.

                  14. APPLICABLE LAW. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the internal laws of the State of Georgia.

                  15. FORBEARANCE, MODIFICATION. The Agent shall not be deemed to waive any of the Agent's rights or remedies hereunder unless such waiver be in writing and signed by or on behalf of the Agent. No delay, omission or forbearance by the Agent in exercising any of the Agent's rights or remedies shall operate as a waiver of such rights or remedies, and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or any remedy on any future occasion. This Agreement shall not be modified or amended except by a writing signed by or on behalf of the Company and the Agent.

                  16. TIME. Time is and shall be the essence of this Agreement and the covenants and agreements by the Company.

                  17. CAPTIONS. Any captions or headings preceding the text of separate sections, paragraphs and subparagraphs hereof are solely for reference purposes and shall not affect the meaning, construction, interpretation or effect of the text.

                  18. SEVERABILITY. In the event that any of the terms, provisions or covenants of this Agreement are held to be partially or wholly invalid or unenforceable for any reason whatsoever, such holding shall not affect, alter, modify, diminish, impede or impair in any manner whatsoever any of the terms, provisions or covenants hereof not held to be partially or wholly invalid or unenforceable.

                  19. DEFINITIONS. The word "Company" as used herein shall include the successors and assigns of the Company as if so specified at length throughout this Agreement, and all covenants, agreements, duties, obligations, liabilities and responsibilities of the Company


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

shall be binding upon and enforceable against the successors and assigns of the Company. The word the "Agent" as used herein shall include the transferees, successors, and assigns of the Agent as if so specified at length throughout this Agreement, and all rights of the Agent under this Agreement shall inure to the benefit of the transferees, successors, and assigns of the Agent.

                  20. WAIVERS. THE COMPANY HEREBY EXPRESSLY WAIVES TO THE EXTENT PERMITTED BY LAW ANY RIGHT THE COMPANY MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO THE AGENT BY THIS AGREEMENT, AND WAIVES TO THE EXTENT PERMITTED BY LAW THE COMPANY'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE OR JUDICIAL HEARING OR BOTH, PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO CONSTITUTE A WAIVER OR CONVEYANCE OF ANY STATUTORY RIGHT OF REDEMPTION THE COMPANY MAY HAVE.


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                                COMPANY:

                                                HORIZON MEDICAL PRODUCTS, INC.


                                                By:
                                                   -----------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                AGENT:

                                                BANC OF AMERICA COMMERCIAL
                                                FINANCE CORPORATION, AS AGENT


                                                By:
                                                   -----------------------------
                                                       Authorized Signatory

                  CONSENT TO ASSIGNMENT OF NOTE AND COLLATERAL

                  The undersigned, Marshall B. Hunt, understands that Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), as Borrower, has assigned or will assign to Banc of America Commercial Finance Corporation, as Agent (the "AGENT") under the Amended and Restated Credit Agreement, dated as of May 26, 1998, by and among the Company, the Lenders from time to time a party thereto, and the Agent, as agent for such Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT Agreement"), pursuant to the foregoing Pledge and Assignment of Note and Collateral, all rights, titles and interests of the Company in, to and under that certain Promissory Note, dated June 6, 2000, made by the undersigned and Hunt Family Investments, L.L.L.P. payable to the order of the Company in the principal amount of Nine Hundred Thousand and No/100 Dollars ($900,000.00), and having a maturity date of August 30, 2000, hereinafter called the "NOTE", together with any and all collateral securing the Note (including, without limitation, the undersigned's pledge of 1,889,733 shares of the Company's common stock to secure the Note), and that such assignment has been or will be made as security for a $900,000 bridge loan made by the Lenders to the Company under the Credit Agreement, hereinafter called the "BRIDGE LOAN".

                  As a condition to making such Bridge Loan, the Agent and the Lenders have required that the undersigned execute and deliver this agreement and consent.

                  NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby:

                  (a) consent to and acquiesce in the assignment of the Note and the collateral securing the Note;

                  (b) agree with the Agent and the Lenders that, if an "Event of Default" occurs under (and as defined in) the Credit Agreement, the Agent shall have the right to accelerate and collect upon the Note and realize upon any collateral securing the Note

                  (c) agree that, so long as the foregoing Pledge and Assignment of Note and Collateral shall remain in effect, the undersigned shall make all payments under the Note directly to the Agent and shall cause the proceeds of any sale of any collateral securing the Note to be paid directly to the Agent, for application against the obligations owing under the Note, and that the obligations owing under the Note shall be deemed to be the direct obligation of the undersigned to Bank of America, N.A.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this consent, this 6th day of June, 2000.

                                               ---------------------------------
                                               Marshall B. Hunt


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

                  CONSENT TO ASSIGNMENT OF NOTE AND COLLATERAL

                  The undersigned, Hunt Family Investments, L.L.L.P., understands that Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), as Borrower, has assigned or will assign to Banc of America Commercial Finance Corporation, as Agent (the "AGENT") under the Amended and Restated Credit Agreement, dated as of May 26, 1998, by and among the Company, the Lenders from time to time a party thereto, and the Agent, as agent for such Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to the foregoing Pledge and Assignment of Note and Collateral, all rights, titles and interests of the Company in, to and under that certain Promissory Note, dated June 6, 2000, made by the undersigned and Marshall B. Hunt payable to the order of the Company in the principal amount of Nine Hundred Thousand and No/100 Dollars ($900,000.00), and having a maturity date of August 30, 2000, hereinafter called the "NOTE", together with any and all collateral securing the Note (including, without limitation, the undersigned's pledge of 924,210 shares of the Company's common stock to secure the Note), and that such assignment has been or will be made as security for a $900,000 bridge loan made by the Lenders to the Company under the Credit Agreement, hereinafter called the "BRIDGE LOAN".

                  As a condition to making such Bridge Loan, the Agent and the Lenders have required that the undersigned execute and deliver this agreement and consent.

                  NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby:

                  (a) consent to and acquiesce in the assignment of the Note and the collateral securing the Note;

                  (b) agree with the Agent and the Lenders that, if an "Event of Default" occurs under (and as defined in) the Credit Agreement, the Agent shall have the right to accelerate and collect upon the Note and realize upon any collateral securing the Note

                  (c) agree that, so long as the foregoing Pledge and Assignment of Note and Collateral shall remain in effect, the undersigned shall make all payments under the Note directly to the Agent and shall cause the proceeds of any sale of any collateral securing the Note to be paid directly to the Agent, for application against the obligations owing under the Note, and that the obligations owing under the Note shall be deemed to be the direct obligation of the undersigned to Bank of America, N.A.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this consent, this 6th day of June, 2000.

                                         HUNT FAMILY INVESTMENTS, L.L.L.P.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


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

                                   SCHEDULE 1

                        DESCRIPTION OF ASSIGNED DOCUMENTS

Promissory Note, dated June 6, 2000, made by Marshall B. Hunt and Hunt Family Investments, L.L.L.P. payable to the order of Horizon Medical Products, Inc., in the principal amount of $900,000.00, having a maturity date of August 30, 2000.

Loan Agreement, dated as of June 6, 2000, among Marshall B. Hunt, Hunt Family Investments, L.L.L.P. and Horizon Medical Products, Inc.

Pledge Agreement, dated June 6, 2000, between Marshall B. Hunt, as pledgor, and Horizon Medical Products, Inc., as pledgee, covering 1,889,733 shares of Horizon Medical Products, Inc. common stock.

Pledge Agreement, dated June 6, 2000, between Hunt Family Investments, L.L.L.P., as pledgor, and Horizon Medical Products, Inc., as pledgee, covering 924,210 shares of Horizon Medical Products, Inc. common stock.

Certificate No. 73 evidencing 1,889,733 shares of Horizon Medical Products, Inc. common stock.

Certificate No. 72 evidencing 924,210 shares of Horizon Medical Products, Inc. common stock.